                                                                   EXHIBIT 10(k)

                          REPUBLIC GROUP INCORPORATED

                       SALARIED EMPLOYEE SEVERANCE PLAN

     This Republic Group Incorporated Salaried Employee Severance Plan (the "Plan") provides eligible employees of Republic Group Incorporated (the "Company") with severance pay if they are terminated by the Company without Cause during a designated transition period following a Change in Control (as hereinafter defined) of the Company. The Plan shall be effective as of June 16, 2000.

1. Purpose. The Company recognizes that its salaried employees make substantial contributions to the success of the Company and desires to establish this Plan to encourage the continued employment of those employees during a designated transition period following a Change in Control of the Company.

2. Eligibility. Any salaried employee at the Company's office in Hutchinson, Kansas, and Irving, Texas, and such other salaried employees identified by the President of the Company, shall be eligible to receive a Severance Payment under the Plan if (i) the President in his sole discretion has selected such employee for participation in the Plan, and (ii) the employee
                                                           ---
     is not eligible to participate in the Republic Group Incorporated Retention Bonus Plan. A record of those employees eligible to participate in the Plan is attached hereto as Exhibit A, subject to revision from time to time.

3. Terms of the Plan. Each eligible employee shall be entitled to receive a Severance Payment if:

     (a) during the one-year period following a Change in Control, the employee's employment is terminated by the Company without Cause; and

     (b) The employee executes and delivers a Severance Agreement and Release in the form attached hereto as Exhibit B.

4. Severance Payment. The Severance Payment shall be an amount equal to a number of weeks of the employee's base salary on the date of termination. The amount of each employee's Severance Payment shall be as follows:


         ------------------------------------------------------------
                Years of Service                   Numbers of Weeks'
                                                       Salary
         ------------------------------------------------------------
          Up to 6 years                                 12
         ------------------------------------------------------------
          7 years                                       14
         ------------------------------------------------------------
          8 years                                       16
         ------------------------------------------------------------
          9 years                                       18
         ------------------------------------------------------------
          10 years                                      20
         ------------------------------------------------------------
          11 years                                      22
         ------------------------------------------------------------

         ------------------------------------------------------------
                Years of Service                   Numbers of Weeks'
                                                       Salary
         ------------------------------------------------------------
          12 or more years                              24
         ------------------------------------------------------------

     A "Year of Service" shall mean each consecutive twelve (12) month period following the employee's date of hire, and any final period of one (1) day or more but less than twelve (12) months, during which the employee remained continuously employed by the Company.

     The Severance Payment, less applicable income and employment taxes and other authorized deductions, shall be paid in a single sum as soon as practicable following the employee's termination of employment with the Company.

5. Change in Control. Change in Control shall mean a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Board which occurs as follows:

     (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934), other than the Company, an executive officer of the Company or his Affiliates, any employee benefit plan of the Company, or any trustee of such a plan, is or becomes a beneficial owner, directly or indirectly, of stock of the Company representing thirty-five percent (35%) or more of the total voting power of the Company'' then outstanding voting stock. "Affiliates" refers to those persons defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended;

     (b) a tender offer (for which a filing has been made with the Securities and Exchange Commission ("SEC") which purports to comply with the requirements of Section 14(d) of the Securities Exchange Act of 1934 and the corresponding SEC rules) is made for the stock of the Company, which has not been negotiated and approved by the Board, provided that in the case of a tender offer described in this paragraph (ii), the Change in Control will be deemed to have occurred upon the first to occur of (a) any time during the offer when the person (using the definition in (i) above) making the offer owns or has accepted for payment stock of the Company with thirty-five percent (35%) of the total voting power of the Company's stock or (b) three (3) business days before the offer is to terminate unless the offer is withdrawn first, if the person making the offer could own, by the terms of the offer plus any shares owned by this person, stock with thirty-five percent (35%) or more of the total voting power of the Company's stock when the offer terminates;

     (c) individuals who were the board's nominees for election as directors of the Company immediately prior to a meeting of the stockholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board following the election;

     (d) there occurs a reogananization, merger or consolidation or other corporate transaction involving the Company (a "Transaction"), with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than fifty percent (50%) of the combined voting power of the Company or other corporation resulting from such Transaction; or

     (e) all or substantially all of the assets of the Company are sold, liquidated or distributed.

     For purposes hereof, a person will be deemed to be the beneficial owner of any voting securities of the Company which it would be considered to own beneficially under SEC Rule 13d-3 (or any similar or superseding statute or rule) from time to time in effect.

6. Cause. Cause shall mean (i) fraud, embezzlement or theft constituting a felony, (ii) gross or willful inattention to the duties owed to the Company (other than by reason of illness, accident or other physical or mental incapacity), or (iii) any intentional or willful act (or omission) that is materially injurious to the Company, monetarily or otherwise. For purposes of this paragraph, a "willful" act (or omission) includes any act (or omission) done not in good faith and without a reasonable belief that the act (or omission) is in the best interests of the Company.

7. Plan Administration. Within the scope of the terms of the Plan and in accordance therewith, as the administrator of the Plan, the President Company's Benefits Committee has full discretionary authority to administer and interpret the Plan, including the discretionary authority to determine eligibility for participation and benefits under the Plan and the amount of benefits (if any) payable per participant. All such determinations by the Benefits Committee President shall be final, binding and conclusive upon all persons.

8. Benefits. All payments will be paid from the general assets of the Company. The Company will not establish any trust or escrow to fund the benefits which may become due and payable under the Plan. The benefits provided under the Plan are not assignable or transferable. However, should an employee die prior to receipt of all or any portion of the Severance Payment to which he or she becomes entitled under the Plan, then that unpaid amount shall be paid to the executor or administrator of that employee's estate.

9. Successor Liability. The terms and provisions of this Plan shall be binding upon any successor entity to the Company, and such successor entity shall accordingly be liable for the payment of all benefits which become due and payable under the Plan with respect to the eligible employees of the Company.

10. Taxes. The Company or a successor will withhold taxes and all other applicable payroll deductions from any payment made pursuant to the Plan.

11. No Right to Employment. No provision of the Plan is intended to provide any employee with any right to continue in the employ of the Company or a successor or otherwise affect the right of the Company or a successor, which right is hereby expressly reserved, to terminate the employment of any individual at any time for any reason, with or without Cause.

12. Amendment or Termination of Plan. The Board reserves the right to amend or terminate the Plan at any time prior to a Change in Control.

13. Applicable Law. This Plan shall be governed by the laws of the State of Texas, without giving effect to the conflicts of law principles thereof.

                                        REPUBLIC GROUP INCORPORATED


                                              /s/ PHIL SIMPSON
                                        By:__________________________________
                                                  Phil Simpson
                                        Name:________________________________
                                                  Chairman of the Board
                                        Title:_______________________________

                                   Exhibit A

                              ELIGIBLE EMPLOYEES
                              ------------------

This Exhibit lists the eligible employees under the Salaried Employee Severance Plan. A copy of the list of eligible employees will be furnished supplementally to the Commission upon request.




















Exhibit A, Page 1

                                  Exhibit B

                        SEVERANCE AGREEMENT AND RELEASE


1. Full Release: By execution of this Severance Agreement ("Agreement") _________________("Employee"), for himself/herself, his/her heirs, executors, administrators, successors, and assigns (herein, the "Releasors"), in consideration of the severance pay to be paid him/her under the Salaried Employee Severance Plan on behalf of Republic Group Incorporated (the "Company") in connection with the termination of his/her employment, hereby waives, releases, and forever discharges the Company and any parent, subsidiary, or affiliate of the Company, past or present, and their respective successors, officers, employees, agents, directors, attorneys, insurers, underwriters, and assigns (collectively, the "Releasees"), from any and all causes of action, claims, losses, liabilities, damages, debts, obligations, promises, and other demands of whatsoever character, in law or equity, whether known or unknown, suspected or claimed, including but not limited to:

     (a) Any and all claims for breach of contract or wrongful termination or constructive discharge; and

     (b) Any and all claims for alleged violation(s) of Title VII of the Civil Rights Act of 1964, as amended; 42 U.S.C. (S) 1981; the Age Discrimination in Employment Act of 1967 ("ADEA"), as amended by the Older Workers Protection Act of 1990; the Texas Pay Day Act; the Texas Commission on Human Rights Act; the Employee Retirement Income Security Act of 1974, as amended; the Worker Adjustment and Retraining Act of 1988; the Americans With Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Worker Adjustment and Retraining Notification Act; and any other federal, state, or local law regulating the employment relationship or dealing with discrimination on any basis, including sex, race, national origin, veteran status, marital status, religion, disability, or age; and

     (c) Any and all claims sounding in tort, including but not limited to any claims for emotional distress, libel, slander, and any and all claims made in connection with any personal reference given prior to or after the execution of this Agreement with respect to the Employee by the Company or any of the Releasees; and

     (d) Any and all claims for compensation and/or benefits, other than the severance pay specifically provided by the Company under the Republic Group Incorporated Severance Pay Plan (the "Plan"); and

     (e) Any and all other claims, including any environmental or health claims arising under any applicable federal, state, or local laws or regulations, without

Exhibit C, Page 1
          derogation of any statutory right under any "whistle blower" provision of such laws or regulations;

          arising out of or relative to his/her employment and its termination, to date. This release does not extend to any claims Employee has made or may make for workers' compensation or unemployment compensation, and does not affect Employee's vested rights, if any, under the Company's qualified retirement plans.


2.   Covenants:  Employee represents and agrees:

     (a) Employee covenants that he/she will not sue on, or commence any proceedings relating to, any claim which would be released by this Agreement. If he/she subsequently contests this Agreement for any reason, Employee agrees to first tender back to the Company all but $500.00 of the payment being made to him/her hereunder.

     (b) Employee acknowledges that he/she has been provided a copy of the summary plan description for the Plan, and has been given sufficient time to review the terms of the Plan.

     (c) Employee acknowledges that he/she has carefully read this Agreement, understands its effect, and has been notified of his/her opportunity to consult with and to have this Agreement reviewed by an attorney of his/her choosing prior to signing this Agreement.

     (d) Employee acknowledges that the severance pay to be paid by the Company is a valuable and complete consideration for this Agreement, and is consideration in addition to anything of value to which he/she is otherwise entitled.

     (e) Employee has made such investigation of the facts pertaining to the claims which he/she may be giving up, as he/she has deemed necessary, and fully understands the legal significance of his/her execution of the Agreement.

     (f) Employee has the full right, capacity, and authority to enter into and perform this Agreement.

     (g) Employee acknowledges that he/she has not relied on any representations, promises, or agreements of any kind in connection with his/her decision to sign this Agreement, except for those statements contained in this Agreement and the Summary Plan description of the Plan.

     (h)  Employee understands and acknowledges that he/she has had forty-five
          (45) days to consider the offer of the severance benefits before executing any release of any claims under ADEA, and that he/she may revoke his/her waiver of any ADEA claims within seven (7) days after his/her execution of this Agreement.

Exhibit C, Page 2

          i. Employee agrees that the Company shall have no obligation to pay any severance monies under this Agreement until the expiration of the seven-day revocation period.

3. Releasee's Express Denial of Liability: It is understood and agreed that the payment by the Releasees of the severance pay constitutes a mutually acceptable basis for effecting Employee's departure from employment with the Company and it shall not be used as or deemed to be an admission of any liability or responsibility on the part of the Releasees. In making said payment, Releasees do not admit, but expressly deny, any liability.

4. Severability: A finding that any term or provision of this Agreement is invalid, unlawful, or unenforceable will not affect the remaining terms and provisions of this Agreement.

5. Entire Agreement: This Agreement sets forth the entire agreement between Employee and the Company and supersedes and renders null and void any and all prior or contemporaneous oral or written understandings, statements, representations or promises except for those set forth in the documents attached to this Agreement.

6. Choice of Law and Venue: The Agreement is made and entered into in the State of Texas and shall be interpreted under the applicable internal laws of the State of Texas, without giving effect to its choice of law provisions. The parties agree that the venue for any disciplinary action arising out of this Agreement should be any state or federal court of competent jurisdiction in Dallas County, Texas.

7. Informed and Voluntary Signature: Employee understands and voluntarily executes this Agreement and assents to its terms, affirming that Employee's decision to sign this Agreement has been made freely and without any duress or coercion.

     IN WITNESS WHEREOF, this Severance Agreement and Release is executed on the date stated below:



                                        Name:___________________________________

Date:__________________________









Exhibit C, Page 3